=============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): May 14, 2007

                             TrustCo Bank Corp NY
            (Exact name of registrant as specified in its charter)

          NEW YORK                         0-10592               14-1630287
State or Other Jurisdiction of       Commission File No.      I.R.S. Employer
Incorporation or Organization                                 Identification
                                                                   Number

                 5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
                   (Address of principal executive offices)

                                (518) 377-3311
                       (Registrant's Telephone Number,
                             Including Area Code)

                                NOT APPLICABLE
        (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

=============================================================================

TrustCo Bank Corp NY


Item 8.01.   Other Events

             The following materials were presented at the Annual
             Meeting of Shareholders held May 14, 2007. Attached is a copy of the presentation labeled as Exhibit 99(a).


Item 9.01    Financial Statement and Exhibits

             (c) Exhibits

             Reg S-K Exhibit No.      Description
             -------------------      -----------
                   99(a)              Presentation given at the Annual Meeting
                                      of Shareholders held on May 14, 2007.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 14, 2007


                                 TrustCo Bank Corp NY
                                 (Registrant)




                                 By: /s/ Robert T. Cushing
                                     ----------------------------
                                     Robert T. Cushing
                                     Executive Vice President and
                                     Chief Financial Officer

                                Exhibits Index

The following exhibits are filed herewith:

Reg S-K Exhibit No.       Description                                    Pages
------------------        ----------------------------------------       -----
      99(a)               Presentation given at the Annual Meeting       5-33
                          of Shareholders held on May 14, 2007.

                                                                Exhibit 99(a)

                               Welcome to the


                               [LOGO] TRUSTCO
                                      Bank Corp NY


                             2007 Annual Meeting

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                         Shareholder Assembly Agenda


                           o Past Performance

                           o Future Plans

                           o Some Things To Be Proud Of

                           o Questions and Answers

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                              Past Performance


                          o Stock Price

                          o Dividends/Splits

                          o Executive Compensation

                          o Sub Prime Loans

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                                   [GRAPH]



                                           1991      1992      1993      1994      1995      1996      1997      1998      1999

TrustCo Bank                             100.00    130.49    183.38    188.83    260.86    304.55    468.02    616.28    566.48
Russell 2000                             100.00    118.41    140.76    138.20    177.52    206.80    253.06    246.61    299.04
SNL Super Regional Bank Index            100.00    127.80    133.71    126.48    197.29    273.44    396.81    427.83    349.20





                                           2000      2001      2002      2003      2004      2005      2006

TrustCo Bank                             629.50    784.24    705.57    905.33    992.84    938.31    888.54
Russell 2000                             290.00    297.21    236.34    348.00    411.78    430.53    509.61
SNL Super Regional Bank Index            436.07    423.55    436.70    560.75    621.56    625.64    720.46


                          Total Return Performance

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                              Dividend Strategy


             o Long Term Approach

             o Not Quarter-By-Quarter

             o Excess Capital Should Be Returned To Shareholders

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                                   [GRAPH]

                 2002    2003    2004    2005     2006
Trustco Bank    88.60%  83.98%  78.83%  77.46%  105.70%

                            Dividend Payout Ratio

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                                   [GRAPH]

TrustCo vs. Competitors

TrustCo                        5.76%
Arrow                          3.88%
1st Niagara                    3.23%
Key                            3.63%
Berkshire                      1.67%
Industry Average               2.05%

Dividend Yield

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                                   [GRAPH]

Year                  ROE        Stock Price            Salary
2003                26.21              13.15          $945,000
2004                26.65              13.79        $1,033,750
2005                26.07              12.42        $1,134,000
2006                18.71              11.19          $758,500

                           Executive Compensation

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                               Sub-Prime Loans


                        o Trustco Investment = $ 0.00

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                                Future Plans


                               o New Branches

                               o Growth

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                              Branches Pending


                    Florida       Downstate       Upstate

                       16             4              1




                               Branches Opened


        Elmsford, Pomona, Bennington, Poughkeepsie, Fishkill, Scotia, Ballston Spa, Longwood, Lake Mary, Colonial, Saratoga, Dean Road,
  Briarcliff Manor, Bedford Hills, Slingerlands, Valatie, Wappingers Falls,
   Osprey, Sarasota, East Colonial, Villaggio, Oviedo, Ramsey, Tuskawilla, Highland, Maitland, South Clermont, Curry Ford, Rinehart, Northern Pines,
Mamaroneck, New City, Apollo Beach, Leesburg, Airmont, Pittsfield, Clermont,
 Chatham, Monroe, Orange City, Bronxville, Goldenrod, Lee, Great Barrington,
                     Allendale Shopping Center, Lee Road

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                                   [GRAPH]

2001    2002    2003    2004    2005    2006    5/14/2007
  56      62      69      75      79      92           98

                            Continuing to Expand
                              Number of Offices

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                                   [GRAPH]

                        Deposit Growth - New Branches
                              (Four Year Trend)

                                 $ millions


      Mar-07
       407.4


      Dec-06           Sep-06           Jun-06           Mar-06
       341.2            239.6            213.9            199.6


      Dec-05           Sep-05           Jun-05           Mar-05
       188.3            165.4            152.6            142.3


      Dec-04           Sep-04           Jun-04           Mar-04
       117.6            112.9            108.0            100.7


      Dec-03           Sep-03           Jun-03           Mar-03
        82.7             71.7             52.4             43.7

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                                  [GRAPHIC]

                               STRATEGY PAYOFF
                    (Growth In The Most Recent 15 Months)


Deposit $

Existing       25%
New Branches   75%


Customer Accounts

Existing        7%
New Branches   93%

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                                   [GRAPH]

                               DEPOSIT GROWTH

                                   Dollars
                                 (millions)

         2004        2005        2006       March 2007
       $2,527      $2,562      $2,799           $2,882

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                                  [GRAPH]

                                 LOAN GROWTH

                                   Dollars
                                 (millions)

         2004        2005        2006       March 2007
       $1,240      $1,471      $1,763           $1,800

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                                  [GRAPH]

TrustCo vs. Competitors

TrustCo                                 1.52%
Arrow                                   1.11%
1st Niagara                             1.14%
Key                                     1.30%
Berkshire                               0.53%
Industry Average                        1.28%

Return on Average Assets

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                                  [GRAPH]

                                ($ Millions)

   2002            2003              2004              2005             2006
 $5,525          $5,693            $5,604            $5,689           $5,706

                         ASSETS MANAGED PER EMPLOYEE

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                                  [GRAPH]

                              Efficiency Ratio

          2002    2003    2004    2005    2006
Trustco  36.66%  38.33%  38.78%  38.29%  42.03%

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                                  [GRAPH]

TrustCo vs. Competitors

TrustCo                             42.03%
Arrow                               59.70%
1st Niagara                         59.20%
Key                                 62.40%
Berkshire                           58.50%
Industry Average                    56.79%

Efficiency Ratio

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                                  [GRAPH]

Trustco Interest Margin

         2005        2006       March 2007
         3.90%       3.50%            3.16%

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                                  [GRAPH]

TrustCo vs. Competitors

TrustCo                    18.70%
Arrow                      14.40%
1st Niagara                 6.70%
Key                        15.40%
Berkshire                   4.41%
Industry Average           12.34%

Return on Equity

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                               SOME THINGS TO
                                BE PROUD OF:

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                           Community Hospice Walk

                                  [PHOTOS]

           Once again this year, Trustco will be sponsoring the 6th
                      Annual Hospice Walk on June 9th.

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                                  [PHOTOS]

                    Habitat for Humanity and Trustco Bank

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                                  1902-2007

                                     105
                                    YEARS

                           OVER A CENTURY OF TRUST

                          105 Branches in 105 Years

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                           Leading The Competition


                     o Products

                     o Service

                     o Branch Hours (Beginning May 14th)

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                            Questions and Answers


                             2007 Annual Meeting

                               [LOGO] TRUSTCO
                                      Bank Corp NY


                           Thank You for Attending


                             2007 Annual Meeting